UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest reported): DECEMBER 31, 1999


                       MILLENNIUM SPORTS MANAGEMENT, INC.
             (Exact name of registrant as specified in its charter)


        NEW JERSEY                     0-22042               22-3127024
(State of Incorporation)      (Commission File Number)    (IRS Employer No.)

     ROSS' CORNER, U.S. HIGHWAY 206 AND COUNTY ROUTE 565, AUGUSTA, NJ 07822
                    (Address of principal executive offices)


                  Registrant's telephone number: (973) 383-7644

                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 4   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a)      Previous Independent Accountant

                  (i) On December 31, 1999, the Company determined not to continue to engage Wiss & Company, LLP, as the Company's independent accountant.

                  (ii) The reports of Wiss & Company, LLP, on the financial statements of the Company for each of the past two fiscal years ending 12/31/97 and 12/31/98, respectively, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

                  (iii) The decision to change accountants was recommended by the Company's President and was approved by the Company's Board of Directors and shareholders.

                  (iv) During the Company's two most recent fiscal years and through the date of this report, the Company has had no disagreements with Wiss & Company, LLP, on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Wiss & Company, LLP, would have caused Wiss & Company, LLP, to make a reference thereto in its report on the financial statements of the Company for such periods, except as follows: In conjunction with the audit for 1998, Wiss & Company, LLP, insisted on the writedown of the stadium and land by $11,545,000 to $900,000 for which there had been extensive disagreement.

                  (v) The Company has requested that Wiss & Company, LLP, furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated January 31, 2000, is filed as Exhibit
                           16.1 to this Form 8-K.

         (b)      Engagement of New Independent Accountant.

                  (i) Murphy & Townsend, LLC, has been engaged by the Company as its new independent accountant to audit the Company's financial statements, effective as of January 1, 2000.

                  (ii) Prior to the engagement of Murphy & Townsend, LLC, the Company had not consulted with Murphy & Townsend,

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                           LLC, during its two most recent fiscal years and
                           through the date of this report in any matter regarding: (A) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither was a written report provided to the Company, nor was oral advice provided that Murphy & Townsend, LLC, concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue, or (B) the subject of either a disagreement or a reportable event described in Paragraph (a)(v) above.

ITEM 7   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.                Description

    16.1 Letter from Wiss & Company, LLP, to the Securities and Exchange Commission dated January 31, 2000, pursuant to Item 304(a)(3) of Regulation S-B.


                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MILLENNIUM SPORTS MANAGEMENT, INC.


Date:   January 31, 2000            By: /s/  ROBERT J. HARTUNG
                                        -----------------------------
                                             President, Treasurer &
                                             Chief Accounting Officer



                                  EXHIBIT INDEX

Exhibit No.                Description

    16.1 Letter from Wiss & Company, LLP, to the Securities and Exchange Commission dated January 31, 2000, pursuant to Item 304 (a)(3) of Regulation S-B


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